UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2018

Broadcom Inc.
(Exact name of registrants as specified in its charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation or organization)	(Commission file Number)	(I.R.S. Employer Identification No.)

1320 Ridder Park Drive San Jose, CA 95131-2313 (408) 433-8000
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On September 6, 2018, Broadcom Inc. (“Broadcom” or the “Company”) issued a press release announcing its unaudited financial results for the third fiscal quarter ended August 5, 2018. The Company will host an investor conference call on September 6, 2018 at 2:00 p.m. Pacific Time to discuss these results.
The foregoing description is qualified in its entirety by reference to the press release dated September 6, 2018, a copy of which is attached hereto as Exhibit 99.1.
Item 7.01     Regulation FD Disclosure.
The Company will be presenting to investors at the Deutsche Bank Technology Conference in Las Vegas on September 12, 2017.
Item 8.01     Other Events.
On September 6, 2018, the Company announced that its Board of Directors has declared a quarterly dividend on the Company’s shares of common stock of $1.75 per share. The dividend is payable on September 28, 2018 to stockholder of record at the close of business (5:00 p.m.) Eastern Time on September 19, 2018.

Item 9.01    Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

99.1	Press release, dated September 6, 2018, entitled “Broadcom Inc. Announces Third Quarter Fiscal Year 2018 Financial Results and Quarterly Dividend.”
The information contained in Items 2.02 and 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Note Regarding Forward-Looking Statements
This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements regarding the expected completion and timing of our proposed acquisition of CA and statements that address our expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.
Particular uncertainties that could materially affect future results include risks associated with: our proposed acquisition of CA, including (1) the acquisition may not be completed in a timely manner or at all; (2) the effect of the announcement or pendency of the proposed acquisition on our business relationships, operating results and business generally; (3) potential difficulties in employee retention; (4) risks related to diverting management’s attention from ongoing business operations; and (5) the outcome of any legal proceedings related to the merger agreement or the proposed acquisition; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; any other acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired companies with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; our significant indebtedness, including the additional significant indebtedness that we expect to incur in connection with the proposed acquisition of CA and the need to generate sufficient cash flows to service and repay such debt; dependence on a small number of markets and the rate of growth in these markets; dependence on and risks associated with distributors of our products; dependence on senior management; quarterly and annual fluctuations in operating results; global economic conditions and concerns; the amount and frequency of our stock repurchases; cyclicality in the semiconductor industry or in our target markets; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; our overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.
Our filings with the SEC, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 6, 2018

Broadcom Inc.

By:	/s/ Thomas H. Krause, Jr.
Name:	Thomas H. Krause, Jr.
Title:	Chief Financial Officer